RM GREYHAWK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2023

Principal Amount ($)		Discount Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 94.4%
	U.S. TREASURY BILLS — 94.4%
16,200,000	United States Treasury Bill	4.7800	06/13/23	$ 16,172,041
16,200,000	United States Treasury Bill	4.8700	06/29/23	16,136,465
12,400,000	United States Treasury Bill	5.0400	08/01/23	12,292,423
5,000,000	United States Treasury Bill	5.0600	08/10/23	4,950,107
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $49,559,846)			49,551,036

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 5.7%
	MONEY MARKET FUNDS - 5.7%
2,966,913	STIT - Treasury Portfolio, Institutional Class, 5.04% (Cost $2,966,913)(a)			2,966,913

	TOTAL INVESTMENTS - 100.1% (Cost $52,526,759)			$ 52,517,949
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%			(50,847)
	NET ASSETS - 100.0%			$ 52,467,102

(a)	Rate disclosed is the seven day effective yield as of May 31, 2023.